UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

GOLD TORRENT (CANADA) INC.

(Exact name of Registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation or organization)

333-221123	82-458-0220
(Commission File Number)	(I.R.S. Employer Identification No.)

960 Broadway Avenue, Suite 530, Boise, Idaho 83706

(Address of Office)

(208) 343-1413

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2018, in connection with the recent closing of the reorganization transaction whereby Gold Torrent (Canada) Inc. (the “Company”) became the parent company of Gold Torrent, Inc. (“Gold Torrent US”) the Company executed the following agreements:

●	an Assignment and Assumption Agreement (the “Assignment Agreement”) with Gold Torrent US and CRH Mezzanine Pte. Ltd. (“CRH”), pursuant to which Gold Torrent US assigned to the Company (i) all of the rights and obligations of Gold Torrent US under the Series A Share Purchase Warrant dated February 13, 2017 issued by Gold Torrent US to CRH, and (ii) all of the rights and obligations of Gold Torrent US under the Investor Rights Agreement dated February 13, 2017 between Gold Torrent US and CRH.

●	an Allonge (the “Allonge”) whereby the Company agreed to be a primary obligor under the Secured Convertible Preferred Note dated February 13, 2017 executed by Gold Torrent US in favor of CRH in the original principal amount of US$2,000,000 (the “Note”), and to be jointly and severally liable with Gold Torrent US for the full amount of the indebtedness owed to CRH under the Note. The Alonge also provided that the Company may exercise every right and power of Gold Torrent US and shall assume all of the obligations of Gold Torrent US under the Note with the same effect as if the Company had originally been a party to the Note.

●	a Joinder Agreement (the “Joinder Agreement”), whereby the Company agreed to become the guarantor under the Guarantee dated February 13, 2017 by Gold Torrent US in favor of CRH Funding II Pte. Ltd. (the “Guarantee”) and to be bound by all of the terms, conditions and provisions of, and to make all of the representations and warranties under, the Guarantee, as if it had executed the Guarantee.

The forgoing summary of the Assignment Agreement, the Allonge, and the Joinder Agreement set forth above in this Item 1.01 is qualified in its entirety by the Assignment Agreement, the Allonge and the Joinder Agreement which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Assignment and Assumption Agreement dated March 22, 2018, between Gold Torrent (Canada) Inc., Gold Torrent, Inc. and CRH Mezzanine Pte., Ltd.

10.2	Allonge dated March 22, 2018, executed by Gold Torrent (Canada) Inc.

10.3	Joinder Agreement dated March 22, 2018, executed by Gold Torrent (Canada) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD TORRENT (CANADA) INC.

/s/ Alexander Kunz
Alexander Kunz
Chief Financial Officer

Date: March 28, 2018

EXHIBIT INDEX

Exhibit No.	Description

10.1	Assignment and Assumption Agreement dated March 22, 2018, between Gold Torrent (Canada) Inc., Gold Torrent, Inc. and CRH Mezzanine Pte., Ltd.

10.2	Allonge dated March 22, 2018, executed by Gold Torrent (Canada) Inc.

10.3	Joinder Agreement dated March 22, 2018, executed by Gold Torrent (Canada) Inc.